UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 8,  2003



                                   iCAD, INC.
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             (Exact name of Registrant as specified in its charter)


         DELAWARE                    1-9341             02-0377419
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(State or other jurisdiction       (Commission       (I.R.S. Employer
      of incorporation)             File Number)      Identification No.)



4 Townsend West, Suite 17, Nashua, New Hampshire                  03063
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (603) 882-5200
                                                    ---------------

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         (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure



         On September 8, 2003 R2 Technology, Inc.("R2") and iCAD, Inc. (the "Company") issued a joint press release announcing the settlement of patent infringement lawsuits filed by each of R2 and the Company against the other. A copy of the September 8, 2003 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As a result of the settlement, the Company expects to incur a significant charge to earnings in the quarter ending September 30, 2003.





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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 iCAD, INC.
                                 (Registrant)


                                 By:  /s/ Annette L. Heroux
                                   -----------------------------------------
                                      Annette L. Heroux
                                      Chief Financial Officer and Controller


Date: September 17, 2003



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




                                  EXHIBIT INDEX





Exhibit No.       Description of Document
-----------       -----------------------

99.1 Press Release of R2 Technology, Inc. and iCAD, Inc. dated September 8, 2003 announcing the settlement of patent infringement lawsuits.